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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2006

                            MUELLER INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                     1-6770                25-0790410
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  (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)                Number)            Identification No.)

                8285 Tournament Drive
                      Suite 150
                  Memphis, Tennessee                             38125
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       (Address of principal executive offices)                 Zip Code

       Registrant's telephone number, including area code: (901) 753-3200

     Registrant's Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

        On October 24, 2006 the Registrant issued a press release announcing earnings for the quarter and nine months ended September 30, 2006. A copy of the press release announcing the third quarter 2006 earnings is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

        99.1 Press release, dated October 24, 2006 reporting third quarter 2006 earnings.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MUELLER INDUSTRIES, INC.


                                              By:    /s/ Kent A. McKee
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                                              Name:  Kent A. McKee
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

Date: October 24, 2006

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                                  Exhibit Index

Exhibit No.    Description
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99.1           Press release, dated October 24, 2006.

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